UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 24, 2010

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

DB US DOLLAR INDEX BEARISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust, Delaware	87-0778080 (Trust) 87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317, 011-33318, 001-33319

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the three-months ended March 31, 2010. DBCS is the Managing Owner of each of PowerShares DB US Dollar Index Trust, PowerShares DB US Dollar Index Bullish Fund, PowerShares DB US Dollar Index Bearish Fund, DB US Dollar Index Master Trust, DB US Dollar Index Bullish Master Fund and DB US Dollar Index Bearish Master Fund. The DBCS Unaudited Financial Statements for the three-months ended March 31, 2010 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Unaudited Financial Statements of DB Commodity Services LLC for the three-months ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC,
its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC,
its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC,
its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By: DB Commodity Services LLC,
its Managing Owner

	By:	/S/ HANS EPHRAIMSON
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/S/ MICHAEL GILLIGAN
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By: DB Commodity Services LLC,
its Managing Owner

	By:	/S/ HANS EPHRAIMSON
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/S/ MICHAEL GILLIGAN
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

DB US Dollar Index Bearish Master Fund, a series of DB US Dollar Index Master Trust

By: DB Commodity Services LLC,
its Managing Owner

	By:	/S/ HANS EPHRAIMSON
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

Date: May 24, 2010	By:	/S/ MICHAEL GILLIGAN
	Name:	Michael Gilligan
	Title:	Principal Financial Officer